SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 March 18, 2002

                               Aphton Corporation
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             (Exact name of registrant as specified in its charter)



            Delaware                    0-19122                  95-3640931
----------------------------    -----------------------   ---------------------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                  Identification Number)

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          444 Brickell Avenue, Suite 51-507, Miami, Florida 33131-2492
               (Address of principal executive offices) (zip code)

                                 (305) 374-7338
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     Set   forth  below  is  certain  preliminary  unaudited  summary  financial information for the period ended December 31, 2001.


                                                                         Eleven months ended December 31, 2001
                                                                                       (unaudited)
                                                                --------------------------------------------------------
                                                                      (dollars in thousands, except per share data)
Total cash and current investments........................               $                   6,323
Revenue...................................................                                       0
Total costs and expenses..................................                                  30,646
Net loss..................................................                                  30,915
Basic and diluted loss per share..........................                                    (1.85)



     The reported results for the period ended December 31, 2001 above are subject to adjustment based on the results of the audit currently being completed as of that date. Should audit adjustments be necessary, audited results could differ materially from these reported results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  APHTON CORPORATION
                                                  (Registrant)

                                                  By:/s/ Frederick W. Jacobs
                                                     ---------------------------
                                                     Name: Frederick W. Jacobs
                                                     Title: Vice President,
                                                            Treasurer and Chief
                                                            Accounting Officer

Dated: March 18, 2002